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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October14, 2002




                      UNIVERSAL SECURITY INSTRUMENTS, INC.

             (Exact name of registrant as specified in its charter)


Maryland                               0-7885                    52-0898545
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
of Incorporation)                                            Identification No.)


               7-A Gwynns Mill Court, Owings Mills, Maryland 21117
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (410) 363-3000


                                  Inapplicable
          (Former Name or Former Address if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 5.  Other Events.

     On October 14, 2002, Universal Security Instruments, Inc. (the "Company"), by resolution of its board of directors, elected to be subject to certain of the provisions of Title 3, Subtitle 8 of the Maryland General Corporation Law. Accordingly, notwithstanding any provision in the Articles of Incorporation or Bylaws of the Company:

     1. The directors of the Company are divided into three classes to serve as Class I directors, Class II directors and Class III directors. The term of office of the Class I directors shall continue until the first annual meeting of the stockholders of the Company to be held after the date hereof and until their successors are elected and qualify. The term of office of the Class II directors shall continue until the second annual meeting of the stockholders of the Company to be held after the date hereof and until their successors are elected and qualify. The term of office of the Class III directors shall continue until the third annual meeting of the stockholders to be held after the date hereof and until their successors are elected and qualify. Thereafter, at each annual meeting of the stockholders, the successors to the class of directors whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

     2. The stockholders of the Company may remove any director only by the affirmative vote of at least two-thirds of all the votes entitled to be cast by the stockholders generally in the election of directors.

     3. Each vacancy on the Company's board of directors that results from an increase in the size of the board of directors or the death, resignation or removal of a director may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum. Any director elected to fill a vacancy shall hold office for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

The following exhibits are filed herewith:

Exhibit No.
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3.1  Articles Supplementary,  filed with the State Department of Assessments and
     Taxation of Maryland on October 14, 2002







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      UNIVERSAL SECURITY INSTRUMENTS, INC.
                                  (Registrant)


Date: October 29, 2002                      By:      /s/ Stephen C. Knepper
                                               ---------------------------------
                                               Stephen C. Knepper
                                               Chief Executive Officer



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                                                                     Exhibit 3.1

                      UNIVERSAL SECURITY INSTRUMENTS, INC.
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                             ARTICLES SUPPLEMENTARY


     Universal  Security   Instruments,   Inc.,  a  Maryland   corporation  (the
"Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

     FIRST: Under a power contained in Title 3, Subtitle 8 of the Maryland General Corporation Law (the "MGCL"), the Corporation, by resolutions of its Board of Directors (the "Board of Directors") duly adopted at a meeting duly called and held on October 11 and 14, 2002, elected to become subject to Section 3-803 and Section 3-804(a) and (c) of the MGCL.

     SECOND: The resolutions described above provide that, notwithstanding any provision in the charter or Bylaws of the Corporation to the contrary, the Corporation elects to be subject to (1) Section 3-803 of the MGCL in order to establish the classification of the Board of Directors, the repeal of which may be effected only by the means authorized by Section 3-802(b)(3) of the MGCL, and
(2) Section 3-804(a) and (c) of the MGCL, the repeal of which may be effected only by the means authorized by Section 3-802(b)(3) of the MGCL.

     THIRD: The election to become subject to Section 3-803 and Section 3-804(a) and (c) of the MGCL has been approved by the Board of Directors in the manner and by the vote required by law.

     FOURTH: The undersigned Chairman of the Board of Directors of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Chairman of the Board of Directors acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

     IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be executed under seal in its name and on its behalf by its Chairman of the Board of Directors and attested by its Secretary on this 14th day of October, 2002.

ATTEST:                                     UNIVERSAL SECURITY INSTRUMENTS, INC.



  /s/ Harvey B. Grossblatt                        /s/ Stephen C. Knepper  (SEAL)
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Harvey B. Grossblatt                        Stephen C. Knepper
Secretary                                   Chairman of the Board